UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811 - 22463

Ironwood Institutional Multi-Strategy Fund LLC

 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

_________________________________________

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  July 31, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments
July 31, 2016
(Unaudited)

	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (1)	Liquidity (2)
RELATIVE VALUE
Citadel Kensington Global Strategies Fund Ltd.	$162,031,145	$207,839,132	10.58%	9/30/2016	Quarterly (3)
D.E. Shaw Composite International Fund	76,672,762	106,304,455	5.41%	9/30/2016	Quarterly (4)
D.E. Shaw Valence International Fund, LP	32,000,000	37,213,126	1.89%	9/30/2016	Quarterly (5)
HBK Multi-Strategy Offshore Fund Ltd.	46,604,141	48,325,607	2.46%	9/30/2016	Quarterly (6)
Hutchin Hill Capital Offshore Fund, Ltd.	97,818,730	98,488,027	5.01%	9/30/2016	Quarterly (6)
Tilden Park Offshore Investment Fund Ltd.	66,500,000	66,932,542	3.41%	9/30/2016	Quarterly (6)
Two Sigma Absolute Return Cayman Fund, Ltd.	31,000,000	30,645,214	1.56%	8/31/2016	Monthly
Two Sigma Risk Premia Cayman Fund, Ltd.	33,000,000	34,185,004	1.74%	8/31/2016	Monthly
Two Sigma Risk Premia Enhanced Cayman Fund, Ltd.	33,000,000	34,753,750	1.77%	8/31/2016	Monthly
SUB TOTAL:	578,626,778	664,686,857	33.82%
MARKET NEUTRAL & LOW NET EQUITY
3G Natural Resources Offshore Fund, Ltd.	76,000,000	68,253,536	3.47%	9/30/2016	Quarterly
Anchor Bolt Offshore Fund, Ltd.	64,142,667	64,496,943	3.28%	9/30/2016	Quarterly
Citadel Global Equities Fund Ltd.	25,528,757	32,990,403	1.68%	8/31/2016	Monthly (7)
Darsana Overseas Fund, Ltd.	22,694,249	20,641,902	1.05%	12/31/2016	Quarterly (8)
Millennium International, Ltd.	144,072,870	173,610,812	8.83%	9/30/2016	Quarterly (6)
Suvretta Offshore Fund, Ltd	86,100,000	100,151,609	5.10%	9/30/2016	Quarterly
Vinci Vernier Offshore Fund, Ltd.	53,000,000	48,397,006	2.46%	12/31/2016	Quarterly
SUB TOTAL:	471,538,543	508,542,211	25.88%
EVENT DRIVEN
Elliott International Limited	97,825,000	115,568,989	5.88%	6/30/2018	Quarterly (9)
HG Vora Special Opportunities Fund, Ltd.	149,000,000	160,518,573	8.17%	9/30/2016	Quarterly (6)
JMB Capital Partners Offshore, Ltd.	39,998,661	36,299,923	1.85%	12/31/2016	Annually
Roystone Capital Offshore Fund Ltd.	72,015,316	61,924,586	3.15%	9/30/2016	Quarterly (10)
XPI Holding I Ltd	9,992	6,200	0.00%	n/a	Other (11)
SUB TOTAL:	358,848,969	374,318,271	19.05%
DISTRESSED & CREDIT SECURITIES
Cerberus International II, Ltd.	87,367,773	87,393,311	4.45%	12/31/2016	Semi-annually (12)
Cerberus International SPV, Ltd.	2,592,753	3,626,328	0.18%	n/a	Other (11)
Cerberus International, Ltd.*	907,202	1,003,461	0.05%	n/a	Other (11)
King Street Capital, Ltd.**	2,508	3,040	0.00%	n/a	Other (11)
Monarch Debt Recovery Fund Ltd	37,961,533	35,604,508	1.81%	9/30/2016	Annually
Panning Overseas Fund, Ltd.	1,154,196	1,040,816	0.05%	9/30/2016	Quarterly (6)
Silver Point Capital Offshore Fund, Ltd.	127,519,291	138,429,358	7.04%	9/30/2016	Annually
SUB TOTAL:	257,505,256	267,100,822	13.59%
TOTAL:	$1,666,519,546	$1,814,648,161	92.34%

Other assets, less liabilities		150,487,574	7.66%
NET ASSETS:		$1,965,135,735	100.00%

All investment funds are domiciled in the Cayman Islands except as noted.
* Investment fund is domiciled in the Bahamas.
** Investment fund is domiciled in the British Virgin Islands.

(1) Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after July 31, 2016 that a redemption from a tranche is available without a redemption fee.

(2) Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 30 to 120 days. Lock-up periods range from 12 to 24 months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions, or side pockets.

(3) Approximately 79% of this investment is available for redemption quarterly subject to a 10% investor level gate. If fund level redemptions are less than 5%, then the 10% investor level gate does not apply.  The remaining 21% of this investment is available for redemption every 18 months.

(4) Subject to a 12.5% quarterly investor level gate.

(5) Subject to an 8.33% investor level gate. If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(6) Subject to a 25% quarterly investor level gate.

(7) Subject to a 16.67% monthly investor level gate.

(8) Subject to a 20% annual investor level gate.

(9) Approximately 80% of this investment is available for redemption quarterly. The remaining 20% of this investment is available for redemption semi-annually, subject to a 25% investor level gate.

(10) Approximately 62% of this investment is subject to a 25% quarterly investor level gate. The remaining 38% of this investment is subject to a 12.5% quarterly investor level gate.

(11) The investment funds do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.

(12) Subject to a 16.67% semi-annual investor level gate.

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) is an investment company as defined in Accounting Standards Codification 946, Financial Services-Investment Companies (“ASC 946”). ASC 946 prescribes specialized accounting and reporting requirements for investment companies. The Fund invests in other investment funds and is permitted, as a practical expedient, to estimate the fair value of its investments in other investment funds based on the Fund’s pro-rata interest in the net assets of each investment fund, as such value is supplied by, or on behalf of, the investment fund’s investment manager, generally on a monthly basis. Some values received from, or on behalf of, the investment funds’ respective investment managers are typically estimates, subject to subsequent revision by such investment managers. Such values are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda. The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy, as described in each of their financial statements or offering memoranda. The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Ironwood Capital Management (the “Adviser”) has designed ongoing due diligence processes with respect to investment funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each investment fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such investment fund and to independently determine the fair value of the Fund’s interest in such investment fund.

The Adviser has designated a committee to oversee the valuation process of the Fund’s investments (the “Valuation Committee”).  The Valuation Committee is comprised of senior personnel, the majority of whom are separate from the Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures.  The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund is deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board supervision. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available. As of July 31, 2016, no investments were fair valued by the Valuation Committee.

As of July 31, 2016, approximately 0.23% of the Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.  The Adviser cannot estimate the timing of when these investments will be liquidated.

The following is a summary of the investment strategies of the investment funds held by the Fund as of July 31, 2016.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical.  Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc.  One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities.  An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity.  Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies.  Generally, investment funds within this strategy require a 30 to 90 day notice period to redeem at the next available redemption date.

Market neutral and low net equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced.  Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy).  The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long.  Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets.  A common event-driven strategy is merger arbitrage (also called risk arbitrage).  This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company.  The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction.  The positions may be reversed if the manager feels the acquisition may not close.  This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase.  Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations.  Generally, investment funds within this strategy require a 60 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries.  Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.  Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings.  Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. Generally, investment funds within this strategy require a 90 to 120 day notice period to redeem at the next available redemption date.

In accordance with U.S. GAAP, investments in investments funds valued at net asset value, as a practical expedient, are not required to be included in the fair value hierarchy.  All investments in investment funds were valued at their respective net asset value as of July 31, 2016, and are excluded from the fair value hierarchy.

As of July 31, 2016, the Fund has unfunded capital commitments to investment funds of $90,000,000.

Federal Income Tax Information

As of July 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$1,827,173,544
Gross Unrealized Appreciation	$21,517,598
Gross Unrealized Depreciation	(34,042,980)
Net Unrealized Appreciation (Depreciation) on Investments	$(12,525,382)

ITEM 2.	CONTROLS AND PROCEDURES

Controls & Procedures

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications of Chief Executive Officer and President and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):

By:	/s/ Jonathan Gans
Jonathan Gans
Chief Executive Officer and President

Date: 9/29/2016

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Gans
Jonathan Gans
Chief Executive Officer and President

Date: 9/29/2016

By:	/s/ Martha Boero
Martha Boero
Principal Financial Officer

Date: 9/29/2016